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                                                                    EXHIBIT 10.1



                         SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of the 9th day of August, 2002, by and between Corixa Corporation, a Delaware corporation with its principal office at 1124 Columbia Street, Suite 200, Seattle, WA 98104 (the "Company"), and the several purchasers identified in the attached Exhibit A (individually, a "Purchaser" and collectively, the "Purchasers").

      WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of (i) approximately 7,322,562 shares (the "Shares") of the authorized but unissued shares of common stock, $.001 par value per share, of the Company (the "Common Stock") and (ii) warrants in the form attached as Exhibit B to purchase an aggregate of approximately 1,244,836 shares of Common Stock (each, a "Warrant," and collectively, the "Warrants"); and

      WHEREAS, the Purchasers, severally, wish to purchase the Shares and the Warrants on the terms and subject to the conditions set forth in this Agreement.

      NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "control" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

            (b) "Closing Date" means the date of the Closing (as defined below).

            (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

            (d) "Majority Purchasers" shall mean Purchasers which, at any given time, hold greater than two-thirds of the voting power of the Shares purchased hereunder which are then held by the Purchasers.

            (e) "Material Adverse Effect" shall mean a material adverse change in the assets, liabilities (contingent or other), affairs, operations or financial condition of the Company.

            (f) "Operative Agreements" shall mean the Registration Rights Agreement and the Warrant, together with this Agreement.

            (g) "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, between the Company and the Purchasers.


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            (h) "SEC" shall mean the Securities and Exchange Commission.

            (i) "Securities" shall mean the Shares, the Warrants and the Underlying Shares.

            (j) "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

            (k) "Underlying Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.

      2. Purchase and Sale of Securities.

            2.1 Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, hereby agrees to purchase from the Company, at the Closing, the number of Shares set forth opposite the name of such Purchaser under the heading "Number of Shares To Be Purchased" on Exhibit A hereto, at a purchase price of $6.13 per share, and a Warrant to purchase 0.17 shares of Common Stock for every one Share purchased by the Purchaser at a purchase price per Underlying Share of $.125 and having an exercise price of $6.13 per underlying share. The total purchase price payable by each Purchaser for the Securities that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price" on Exhibit A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Securities purchased at the Closing shall be approximately $45,000,000.

            2.2 Closing. The purchase and sale of the Securities to be sold pursuant to this Agreement shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, counsel to the Company, at 719 Second Avenue, Suite 900, Seattle, Washington 98104, at 10:00 a.m., on August 14, 2002, or at such other time and place as the Company and the Majority Purchasers agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Purchaser a single stock certificate and a single Warrant representing the number of Securities purchased by such Purchaser, each to be registered in the name of such Purchaser, or in such nominee's or nominees' name(s) as designated by such Purchaser in writing in the form of the Purchaser Questionnaire attached hereto as Appendix I, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

      3. Representations and Warranties of the Company. Except as otherwise described in the SEC Documents (as defined below), the Company's press releases since March 31, 2002 (including the documents incorporated by reference therein) and the disclosure memorandum delivered by the Company to the Investors concurrent with the execution hereof (the "Disclosure Memorandum"), the Company hereby represents and warrants to each of the Purchasers as follows:

            3.1 Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business and in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. The Company does not have any subsidiaries. Except for short-term investments, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity. Complete and correct copies of the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") and its Bylaws (the "Bylaws") as in effect on the date hereof have been filed by the Company with the SEC. The Company has all requisite corporate power and authority to carry on its business as now conducted.

            3.2 Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which 41,781,836 shares were outstanding as of June 30, 2002 and (ii) 10,000,000 shares of preferred stock, of which 12,500 shares of Series A Preferred Stock and 37,500 of Series B Preferred Stock were outstanding as of June 30, 2002. The Company has not issued any capital stock since June 30, 2002 other than pursuant to employee benefit plans disclosed in the SEC Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. There are no voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

            3.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Operative Agreements and the consummation of the transactions contemplated therein has been taken. When executed and delivered by the Company, each of the Operative Agreements shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into the Operative Agreements and to carry out and perform its obligations under the terms of the Operative Agreements.

            3.4 Valid Issuance of the Securities. The Securities being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, and the Shares will, upon issuance pursuant to the terms hereof, be fully paid and nonassessable. The Underlying Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefore, the Underlying Shares will be validly issued, fully paid and nonassessable. No preemptive rights, co-sale rights, rights of first refusal or other similar rights to subscribe for or to purchase the Company's capital stock exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement and the terms of the Warrants. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the registration statement to be filed by the Company pursuant to the Registration Rights Agreement (the "Registration Statement").

            3.5 Financial Statements. The Company has made available (including via EDGAR) to each Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended December 31, 2001, its audited Balance Sheet as of December 31, 2001, its unaudited Statements of Income, Stockholders' Equity and Cash Flows for the period from January 1, 2002 through March 31, 2002 and its unaudited Balance Sheet as of March 31, 2002. All such financial statements are hereinafter referred to collectively as the "Financial Statements." The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material. The Company has implemented and maintains a system of internal accounting controls meeting the SEC requirements, including without limitation the requirements of
Section 13(b)(2) of the Exchange Act. Since March 31, 2002, there has been no Material Adverse Effect.

            3.6 SEC Documents. The Company has made available (including via EDGAR) to each Purchaser, a true and complete copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (as amended by the Form 10-K/A filed on June 24, 2002), the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2002, the Company's Definitive Proxy Statement for the Annual Meeting held on May 31, 2002 and the Company's Current Reports on Form 8-K filed after December 31, 2001 and before the date hereof. The Company will, promptly upon the filing thereof, also furnish to each Purchaser all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.6 being called, collectively, the "SEC Documents"). The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document.

            3.7 Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of the Operative Agreements and the consummation of the transactions contemplated therein have been obtained and will be effective as of the Closing Date.

            3.8 No Conflict. The execution and delivery of the Operative Agreements by the Company and the consummation of the transactions contemplated thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Restated Certificate or Bylaws,
(ii) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its property is bound or (iii) except as would not have a Material Adverse Effect, any judgment, order, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets.

            3.9 Brokers or Finders. Except for Pacific Growth Equities, Inc. (the "Placement Agent"), the Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and, except for certain fees and expenses payable by the Company to the Placement Agent, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

            3.10 Nasdaq National Market. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market System ("Nasdaq"). The Company has taken no action designed to delist, or which, to the Company's knowledge, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Securities and the listing of the Shares and the Underlying Shares on Nasdaq.

            3.11 Absence of Litigation or Proceeding. There is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any court, governmental body or regulatory agency against the Company that is required to be disclosed in the SEC Documents and is not so disclosed. The Company has not received any written or oral notification of, or request for information in connection with, any formal or informal inquiry, investigation or proceeding from the SEC or the National Association of Securities Dealers.

            3.12 Intellectual Property.

                  (a) To the knowledge of the Company, the Company has ownership or license or legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company

(collectively, "Intellectual Property"), other than Intellectual Property generally available on commercial terms from other sources.

                  (b) There is no material default by the Company under any material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company.

                  (c) The Company believes it has taken those steps required in accordance with sound business practice and commercially reasonable business judgment to establish and preserve its ownership of all material patent, copyright, trade secret and other proprietary rights with respect to its products and technology.

                  (d) To the knowledge of the Company, the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. The Company has not been notified that any proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the Company's knowledge, there exists no patent or patent application held by any other person which includes claims that would be infringed by the Company in the conduct of its business as currently conducted and as proposed to be conducted in the SEC Documents, where such infringement would have a Material Adverse Effect on the Company. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees have any agreements or arrangements with any persons other than the Company restricting the Company's or any such employee's engagement in business activities that are material aspects of the Company's business as currently conducted or as proposed to be conducted in the SEC Documents.

            3.13 Offering Materials. Other than the SEC Documents, the Disclosure Memorandum and the Operative Agreements (collectively, the "Offering Materials"), the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would require the offer, issuance or sale of the Securities, as contemplated by this Agreement, to be registered under Section 5 of the Securities Act.

            3.14 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

            3.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

            3.16 No Violations. The Company is not in violation of its Restated Certificate, Bylaws or other organizational documents, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably expected to have a Material Adverse Effect.

      4. Representations and Warranties of the Purchasers. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to, and covenants with, the Company as follows:

            4.1 Authorization. All action on the part of such Purchaser and, if applicable, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Operative Agreements and the consummation of the transactions contemplated therein has been taken. When executed and delivered by such Purchaser, each of the Operative Agreements will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite power to enter into each of the Operative Agreements and to carry out and perform its obligations under the terms of the Operative Agreements.

            4.2 Information. Such Purchaser has received, reviewed and considered all information it deems necessary in making an informed decision to make an investment in the Securities; provided that nothing in this sentence shall lessen or obviate the representations and warranties set forth in Section 3 hereof. Such Purchaser has, in connection with its decision to purchase the Securities, relied solely upon the SEC Documents and the representations and warranties of the Company contained in Section 3 of this Agreement (as qualified by the Disclosure Memorandum).

            4.3 Purchase Entirely for Own Account. Such Purchaser is acquiring the Securities being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act.

            4.4 Investor Status. Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser certifies and represents to the Company that it is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Securities. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment.

            4.5 Confidential Information. Such Purchaser understands that, except for the SEC Documents, any information provided to such Purchaser by the Company in connection with the offering contemplated by this Agreement, including, without limitation, the existence and nature of discussions regarding this offering, the Operative Agreements and any other presentations or nonpublic information given by the Company to Purchaser (collectively, the "Nonpublic Information") is strictly confidential and is being submitted to Purchaser solely for such Purchaser's confidential use in connection with its investment decision regarding the Securities. Such Purchaser agrees to use such Nonpublic Information for the sole purpose of evaluating a possible investment in the Securities and such Purchaser hereby acknowledges that it is prohibited from reproducing, distributing, divulging or discussing such Nonpublic Information, in whole or in part, except for use internally and by its legal counsel and except as required by law or legal process. Such Purchaser hereby acknowledges that it is aware that the United States securities laws prohibit any person who has material nonpublic information about a company from purchasing or selling securities of such company.

            4.6 Shares Not Registered. Such Purchaser understands that none of the Securities have been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

            4.7 No Conflict. The execution and delivery of the Operative Agreements by such Purchaser and the consummation of the transactions contemplated thereby will not conflict with or result in any violation of any provision of the charter or other organizational documents of such Purchaser.

            4.8 Brokers. Such Purchaser has not retained or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

            4.9 Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

            4.10 No Intent To Effect a Change of Control. Such Purchaser has no present intent to change or influence the control of the Company within the meaning of Rule 13d of the Exchange Act. Such Purchaser will not, immediately after giving effect to the transactions contemplated hereby, beneficially own (as such term is defined under the Exchange Act) shares of the Company's capital stock constituting more than ten percent (10%) of the outstanding voting stock of the Company.

            4.11 Legends. Each Purchaser understands and agrees that each certificate in respect of any of the Shares or the Underlying Shares, and each Warrant, shall be endorsed with a legend substantially in the form set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer any Warrants, or any Shares or Underlying Shares represented by any such certificate, without complying with the legends endorsed on such certificate:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"). NO INTEREST IN SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR
            (III) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

      5. Conditions Precedent.

            5.1 Conditions to the Obligation of the Purchasers To Consummate the Closing. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Securities being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

                  (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

                  (c) The Company shall not have suffered any Material Adverse Effect prior to the Closing Date, and the Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

                  (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

                  (e) The purchase of and payment for the Securities by the Purchasers shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                  (f) Purchasers shall have received a legal opinion from counsel to the Company in the form attached hereto as Exhibit C.

                  (g) Purchasers shall have received a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that (i) the representations and warranties of the Company set forth in Section 3 of this Agreement are true and correct as of the Closing Date and (ii) the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

                  (h) Purchasers shall have received a certificate executed by the secretary of the Company, dated the Closing Date, certifying as to the authenticity and effectiveness of the actions of the Company's Board of Directors in approving the transactions contemplated hereby and the validity of the Restated Certificate and the Bylaws.

                  (i) Purchasers shall have executed the Agreement for the purchase of at least $25 million of Securities, and each Purchaser shall have purchased, in accordance with this Agreement, the number of Shares and Warrants set forth opposite his, her or its name on Exhibit A.

            5.2 Conditions to the Obligation of the Company To Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell to each Purchaser the Securities to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties of such Purchaser contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

                  (b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

                  (c) Each Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

                  (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

                  (e) The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                  (f) Purchasers shall have executed the Agreement for the purchase of at least $25 million of Securities, and each Purchaser shall have purchased, in accordance with this Agreement, the number of Shares and Warrants set forth opposite his, her or its name on Exhibit A.

      6. Termination; Liabilities Consequent Thereon. This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

            (a) by either the Purchasers or the Company if the Closing shall not have occurred by August 19, 2002; provided, however, that the right to terminate this Agreement pursuant to this Section 6(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur before such date; or

            (b) at any time by mutual agreement of the Company and the Purchasers; or

            (c) by the Purchasers, if there has been any breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof, (it being understood and agreed by each Purchaser that, in the case of any representation or warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 6.1(c) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by the Company); or

            (d) by the Company, if there has been any breach of any representation, warranty or any material breach of any covenant of any Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 6.1(d) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by such Purchaser).

            Any termination pursuant to this Section 6 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

      7. Miscellaneous Provisions.

            7.1 Public Statements or Releases. Prior to the issuance by the Company of a press release announcing the transaction contemplated by this Agreement, no Purchaser shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the Company.

            7.2 Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

            7.3 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

            7.4 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

            7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below (if to the Company) or as set forth in Exhibit A (if to a Purchaser), or as subsequently modified by written notice:

            If to the Company:        Corixa Corporation
                                      1124 Columbia Street
                                      Suite 200
                                      Seattle, WA 98104
                                      Facsimile No.: (206) 754-5994
                                      Attn: Michelle Burris

            With a copy to:           Orrick, Herrington & Sutcliffe LLP
                                      719 Second Avenue
                                      Suite 900
                                      Seattle, WA 98104
                                      Facsimile No.:  (206) 839-4301
                                      Attn:  Stephen M. Graham
                                             Alan C. Smith

            7.6 Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect the interpretation of this Agreement.

            7.7 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

            7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the state of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

            7.9 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

            7.10 Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

            7.11 Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

            7.12 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

            7.13 Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            7.14 Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and also supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Purchasers.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement under seal as of the day and year first above written.

                                        THE COMPANY:

                                        CORIXA CORPORATION

                                        By: /s/ STEVEN GILLIS, Ph.D.
                                            ------------------------------------
                                            Name: Steven Gillis, Ph.D.
                                                 -------------------------------
                                            Title: Chairman, CEO
                                                  ------------------------------

                                        Address:      1224 Columbia Street
                                                      Suite 200
                                                      Seattle, WA 98104
                                        Telephone:    (206) 754-5711
                                        Facsimile:    (206) 754-5994

                                        PURCHASERS:

                                        INTERWEST PARTNERS VIII, L.P.
                                        By: InterWest Management Partners VIII,
                                        LLC, its general partner


                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold L. Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        INTERWEST INVESTORS Q VIII, L.P.
                                        By: InterWest Management Partners VIII,
                                        LLC, its general partner


                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold L. Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      --------------------------
                                                      Second Floor
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        INTERWEST INVESTORS VIII, L.P.
                                        By: InterWest Management Partners VIII,
                                        LLC, its general partner


                                        By: /s/ ARNOLD ORONSKY
                                            ------------------------------------
                                            Name: Arnold L. Oronsky
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                        Address:      2710 Sand Hill Road
                                                      --------------------------
                                                      Second Floor
                                                      --------------------------
                                                      Menlo Park, CA 94025
                                                      --------------------------
                                        Telephone:    650-854-8585
                                                      --------------------------
                                        Facsimile:    650-854-4706
                                                      --------------------------

                                        BAVP, L.P.
                                        By: BA Venture Partners VI, LLC, its
                                        general partner


                                        By: /s/ LOUIS C. BOCK
                                            ------------------------------------
                                            Name: Louis C. Bock
                                                 -------------------------------
                                            Title: Managing Member

                                        Address:      950 Tower Lane Suite 700
                                                      --------------------------
                                                      Foster City, CA 94404
                                                      --------------------------
                                        Telephone:    650-378-6068
                                                      --------------------------
                                        Facsimile:    650-378-6040
                                                      --------------------------

                                        FRAZIER HEALTHCARE IV, L.P.
                                        By: FHM IV, LP, its general partner
                                        By FHM IV, LLC, its general partner



                                        By: /s/ NATHAN EVERY
                                            ------------------------------------
                                            Name: Nathan Every
                                            Title: Authorized Representative

                                        Address:      601 Union St. Suite 3300
                                                      --------------------------
                                                      Seattle, WA 98101
                                                      --------------------------
                                        Telephone:    206-621-7200
                                                      --------------------------
                                        Facsimile:    206-621-1848
                                                      --------------------------

                                        FRAZIER AFFILIATES IV, L.P.
                                        By:  FHM IV, LP, its general partner
                                        By FHM IV, LLC, its general partner


                                        By: /s/ NATHAN EVERY
                                            ------------------------------------
                                            Name: Nathan Every
                                            Title: Authorized Representative

                                        Address:      601 Union St. Suite 3300
                                                      --------------------------
                                                      Seattle, WA 98101
                                                      --------------------------
                                        Telephone:    206-621-7200
                                                      --------------------------
                                        Facsimile:    206-621-1848
                                                      --------------------------

                                        KBL HEALTHCARE, L.P.

                                        By:  KBL Healthcare, LLC, its general
                                             partner



                                        By: /s/ MARLENE KRAUSS, M.D.
                                            ------------------------------------
                                            Name: Marlene Krauss, M.D.
                                                 -------------------------------
                                            Title: Managing Director, G.P.
                                                  ------------------------------

                                        Address:      645 Madison Ave.
                                                      --------------------------
                                                      NY, NY 10022
                                                      --------------------------
                                        Telephone:    212-319-5555 Ext. 16
                                                      --------------------------
                                        Facsimile:    212-319-5591
                                                      --------------------------

                                        KBL PARTNERSHIP, L.P.
                                        By:  KBL Healthcare, LLC, its general
                                             partner


                                        By: /s/ MARLENE KRAUSS, M.D.
                                            ------------------------------------
                                            Name: Marlene Krauss, M.D.
                                            Title: Managing Director, G.P.

                                        Address:      645 Madison Ave.
                                                      --------------------------
                                                      NY, NY 10022
                                                      --------------------------
                                        Telephone:    212-319-5555 Ext. 16
                                                      --------------------------
                                        Facsimile:    212-319-5519
                                                      --------------------------

                                        OXFORD BIOSCIENCE PARTNERS IV L.P.
                                        By:  OBP Management IV L.P.


                                        By: /s/ JONATHAN J. FLEMING
                                            ------------------------------------
                                            Name: Jonathan J. Fleming
                                            Title: General Partner

                                        Address:   222 Berkeley St., Suite 1650
                                                   -----------------------------
                                                   Boston, MA 02116
                                                   -----------------------------
                                        Telephone: 617-357-7474
                                                   -----------------------------
                                        Facsimile: 617-357-7476
                                                   -----------------------------


                                        MRNA FUND II L.P.
                                        By:  OBP Management IV L.P.


                                        By: /s/ JONATHAN J. FLEMING
                                            ------------------------------------
                                            Name: Jonathan J. Fleming
                                            Title: General Partner

                                        Address:   222 Berkeley St., Suite 1650
                                                   -----------------------------
                                                   Boston, MA 02116
                                                   -----------------------------
                                        Telephone: 617-357-7474
                                                   -----------------------------
                                        Facsimile: 617-357-7476
                                                   -----------------------------

                                      SUTTER HILL VENTURES,
                                      A CALIFORNIA LIMITED PARTNERSHIP

                                      By: /s/ TENCH COXE
                                          ------------------------------------
                                          Name:  Tench Coxe
                                               -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------

                                      SUTTER HILL ENTREPRENEURS FUND (AI),
                                      L.P.


                                      By: /s/ TENCH COXE
                                          ------------------------------------
                                          Name:  Tench Coxe
                                               -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------


                                      SUTTER HILL ENTREPRENEURS FUND (QP),
                                      L.P.


                                      By: /s/ TENCH COXE
                                          ------------------------------------
                                          Name:  Tench Coxe
                                               -------------------------------
                                          Title: Managing Director of the
                                                 General Partner

                                      Address:   755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                      Telephone: 650-493-5600
                                                 -------------------------------
                                      Facsimile: 650-858-1854
                                                 -------------------------------

                                        G. LEONARD BAKER, JR.

                                        /s/ DAVID E. SWEET
                                        ----------------------------------------
                                        By  David E. Sweet
                                        Under Power of Attorney
                                        ----------------------------------------
                                        G. Leonard Baker, Jr.

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        SAUNDERS HOLDINGS, L.P.

                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By  David E. Sweet
                                            Under Power of Attorney
                                            ------------------------------------
                                            Name: G. Leonard Baker, Jr.
                                            Title: General Partner

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        THE COXE/OTUS REVOCABLE TRUST U/A/D
                                        4/23/98


                                        By: /s/ TENCH COXE
                                            ------------------------------------
                                            Name: Tench Coxe
                                            Title: Trustee

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        YIN FAMILY TRUST DATED
                                        MARCH 1, 1997

                                        By: /s/ ROBERT YIN
                                            ------------------------------------
                                            Name:  Robert Yin
                                            Title: Trustee

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        JEFFREY W. BIRD AND CHRISTINA R. BIRD
                                        TRUST AGREEMENT DATED OCTOBER 31, 2000

                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By  David E. Sweet
                                            Under Power of Attorney
                                            ------------------------------------
                                            Name:  Jeffrey W. Bird
                                            Title: Trustee

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        THE BERNAL FAMILY TRUST U/D/T
                                        NOVEMBER 3, 1995, RONALD D. BERNAL AND
                                        PAMELA M. BERNAL, TRUSTEES


                                        By: /s/ DAVID E. SWEET
                                            ------------------------------------
                                            By  David E. Sweet
                                            Under Power of Attorney
                                            ------------------------------------
                                            Name:  Ronald D. Bernal
                                            Title: Trustee

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        JAMES C. GAITHER

                                        /s/ JAMES C. GAITHER
                                        ----------------------------------------
                                        James C. Gaither

                                        Address: 755 Page Mill Road, Suite A-200
                                                 -------------------------------
                                                 Palo Alto, CA 94304-1005
                                                 -------------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        THE GREGORY P. AND SARAH J.D. SANDS
                                        TRUST AGREEMENT DATED 2/24/99


                                        By: /s/ GREGORY SANDS
                                            ------------------------------------
                                            Name:  Gregory P. Sands
                                            Title: Trustee

                                        Address:      755 Page Mill Road, Suite
                                                      A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        DAVID E. SWEET

                                        /s/ DAVID E. SWEET
                                        ----------------------------------------
                                        David E. Sweet

                                        Address:      755 Page Mill Road, Suite
                                                      A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        LYNNE M. BROWN

                                        /s/ LYNNE M. BROWN
                                        ----------------------------------------
                                        Lynne M. Brown

                                        Address:      755 Page Mill Road, Suite
                                                      A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                        PATRICIA TOM

                                        /s/ PATRICIA TOM
                                        ----------------------------------------
                                        Patricia Tom

                                        Address:      755 Page Mill Road, Suite
                                                      A-200
                                                      --------------------------
                                                      Palo Alto, CA 94304-1005
                                                      --------------------------
                                        Telephone:    650-493-5600
                                                      --------------------------
                                        Facsimile:    650-858-1854
                                                      --------------------------

                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   SHERRYL W. HOSSACK


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------



                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   DAVID L. ANDERSON


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------


                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   DAVID E. SWEET (ROLLOVER)


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------

                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   JAMES N. WHITE (ROLLOVER)


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------


                                   WELLS FARGO BANK, TRUSTEE
                                   SHV M/P/T FBO
                                   WILLIAM H. YOUNGER, JR.


                                   By: /s/ VICKI M. BANDEL     /s/ EVAN HODGENS
                                       ----------------------------------------
                                       Name: Vicki M. Bandel       Evan Hodgens
                                            -----------------------------------
                                       Title: AVP & TO             Vice Pres.
                                             ----------------------------------

                                   Address:      420 Montgomery St.
                                                 2nd Floor
                                                 ------------------------------
                                                 San Francisco, CA 94104
                                                 ------------------------------
                                   Telephone:    415-396-3739
                                                 ------------------------------
                                   Facsimile:    415-956-9362
                                                 ------------------------------

                                        H&Q LIFE SCIENCE INVESTORS

                                        By: /s/ DANIEL R. OMSTEAD
                                            ------------------------------------
                                            Name:  Daniel R. Omstead
                                            Title: President

                                        Address:      30 Rowes Wharf
                                                      --------------------------
                                                      Boston, MA 02110
                                                      --------------------------
                                        Telephone:    617-310-0415
                                                      --------------------------
                                        Facsimile:    617-310-0562
                                                      --------------------------

                                        The name H&Q Life Science Investors is
                                        the designation of the Trustees for the
                                        time being under an Amended and Restated
                                        Declaration of Trust Dated February 20,
                                        1992, as amended, and all persons
                                        dealing with H&Q Life Science Investors
                                        must look solely to the trust property
                                        for the enforcement of any claim against H&Q Life Science Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Life Science Investors.

                                        H&Q HEALTHCARE INVESTORS

                                        By: /s/ DANIEL R. OMSTEAD
                                            ------------------------------------
                                            Name:  Daniel R. Omstead
                                            Title: President

                                        Address:      30 Rowes Wharf
                                                      --------------------------
                                                      Boston, MA 02110
                                                      --------------------------
                                        Telephone:    617-310-0415
                                                      --------------------------
                                        Facsimile:    617-310-0562
                                                      --------------------------


                                        The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust Dated April 21, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for obligations entered into on behalf of H&Q Healthcare Investors.

                                    EXHIBIT A

                                   PURCHASERS

                                                                   NUMBER OF
                                             NUMBER OF SHARES   WARRANTS TO BE      AGGREGATE
             PURCHASER                       TO BE PURCHASED       PURCHASED      PURCHASE PRICE
----------------------------------------     ----------------   --------------    --------------
InterWest Partners VIII, L.P.                    2,352,469           399,920      $14,470,624.94

InterWest Investors VIII, L.P.                      18,777             3,192          115,502.02

InterWest Investors Q VIII, L.P.                    67,304            11,442          414,003.73

BAVP, L.P.                                       1,632,189           277,472       10,040,002.59

Frazier Healthcare IV, L.P.                        808,738           137,485        4,974,749.62

Frazier Affiliates IV, L.P.                          4,105               698           25,250.88

KBL Healthcare, L.P.                               436,000            74,120        2,681,945.00

KBL Partnership, L.P.                               52,000             8,840          319,865.00

Oxford Bioscience Partners IV L.P.                 804,768           136,811        4,950,331.67

MRNA Fund II L.P.                                    8,075             1,373           49,671.34

H&Q Healthcare Investors                           195,082            33,164        1,199,998.15

H&Q Life Science Investors                         130,055            22,109          800,000.81

Sutter Hill Ventures, A California
Limited Partnership                                567,811            96,528        3,492,747.41

Sutter Hill Entrepreneurs Fund (AI),
L.P.                                                 5,616               955           34,545.42

Sutter Hill Entrepreneurs Fund (QP),
L.P.                                                14,220             2,417           87,470.78

G. Leonard Baker, Jr.                               13,712             2,331           84,345.94

Saunders Holdings, L.P.                             13,712             2,331           84,345.94

The Coxe/Otus Revocable Trust,
U/A/D 4/23/98 - Tench Coxe,
Trustee                                             66,599            11,322          409,667.10

Yin Family Trust
Dated March 1, 1997 - Robert Yin,
Trustee                                              1,016               173            6,249.67

Jeffrey W. Bird and Christina R.
Bird Trust Agreement Dated
October 31, 2000 - Jeffrey W. Bird,
Trustee                                              8,130             1,382           50,009.66

The Bernal Family Trust U/D/T
November 3, 1995 - Ronald D.
Bernal and Pamela M. Bernal,
Trustees                                             8,130             1,382           50,009.66

James C. Gaither                                    11,753             1,998           72,295.64

The Gregory P. and Sarah J.D. Sands
Trust Agreement dated 2/24/99 -
Gregory P. and Sarah J.D. Sands,
Trustees                                            11,753             1,998           72,295.64

David E. Sweet                                       4,065               691           25,004.83

Lynne M. Brown                                       1,016               173            6,249.67

Patricia Tom                                         1,016               173            6,249.67

Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W. Hossack                     2,033               345           12,505.49

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L. Anderson                     19,588             3,330          120,490.69

Wells Fargo Bank, Trustee
SHV M/P/T FBO David E. Sweet (Rollover)              4,065               691           25,004.83

Wells Fargo Bank, Trustee
SHV M/P/T FBO William H. Younger, Jr                47,012             7,992          289,182.57

Wells Fargo Bank, Trustee
SHV M/P/T FBO James N. White (Rollover)             11,753             1,998           72,295.64

TOTAL                                            7,322,562         1,244,836      $45,042,909.50

                                   APPENDIX I

                               CORIXA CORPORATION

                             PURCHASER QUESTIONNAIRE

        Pursuant to Section 2.2 of the Securities Purchase Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

        ----------------------------------

2. The relationship between the Purchaser of the Shares and Warrants and the Registered Holder listed in response to item 1 above: ______________
        ___________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

        ----------------------------------

        ----------------------------------

        ----------------------------------

        ----------------------------------


4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

        ----------------------------------